Dreyfus

Municipal Income, Inc.

SEMIANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Municipal Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Income, Inc., covering the six-month period from October 1, 1999 through March 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

The U.S. economy grew strongly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates three times during the reporting period. These rate hikes contributed to a total interest-rate increase of 125 basis points since late June 1999, before the current reporting period began. While higher interest rates led to an erosion of municipal bond prices during the first half of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first quarter of 2000.

Municipal bonds were also affected by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Municipal Income, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Municipal Income, Inc. perform  during the period?

For the six-month period ended March 31, 2000, the fund produced a total return of 0.36% .(1) The fund provided income dividends of $0.264 per share, which is equal to an annualized distribution rate of 7.16% over the same period.(2)

We attribute the fund's performance to a rising interest-rate environment, which caused most municipal bond prices to decline. However, the extent of that decline was reduced by the fund' s security selection strategy, which was designed to maximize income by taking advantage of what we believe are potentially attractive values created during the municipal market's decline.

What is the fund's investment approach?

The fund seeks high current federally tax-exempt income from a portfolio of municipal bonds. In so doing, we strive to identify bonds that we believe can help the fund in seeking high current income.

We generally employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the bonds that we believe are most likely to provide high current levels of income. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we
expect    demand    for    municipal   bonds   to   surge   at   a

                                                                     The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

When bonds within the fund mature or are redeemed by their issuers, we generally attempt to replace them with new comparable securities that offer then current higher than average income payments. We also look to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund's performance?

Although the portfolio' s performance was hurt by a difficult investment environment during the first half of the reporting period, the second half provided better market conditions and a market rally.

When the reporting period began on October 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the reporting period, causing most bond prices to fall. These interest-rate hikes followed two previous increases implemented before the current reporting period began, for a total increase of 125 basis points since last summer.

Municipal bond prices also fell during the fourth quarter of 1999 because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market, which reduced overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds declined approximately 40% compared to the same period one year ago. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices, especially among longer term bonds.

The fund's performance was also positively influenced by the issuance of auction preferred shares in September 1999. Leveraging the portfolio in this manner was designed to enable the fund to purchase additional securities in an effort to support the fund' s income stream and provide protection from early bond redemptions.


What is the fund's current strategy?

We have recently attempted to take advantage of the growing disparity between yields of high quality municipal bonds and lower rated securities. Accordingly, we have purchased some lower rated issues that we believe offer highly competitive yields and good relative credit quality. This is in contrast to our strategy during the fourth quarter of 1999, when yield differences were narrow and we focused on the greater liquidity provided by higher quality bonds from well-known issuers.

We are currently finding some of the most attractive income opportunities among 30-year municipal bonds. Because of unusual supply-and-demand factors in the U.S. Treasury securities market, some 30-year municipal bonds -- such as housing bonds -- at times provided higher yields than 30-year U.S. Treasury bonds. We also found compelling values in bonds issued by states with relatively high income tax rates.

Finally, we have maintained the fund's average duration at approximately 10 years. This position is slightly longer than the average for our peer group, and reflects our income-oriented investment objective.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund


STATEMENT OF INVESTMENTS

March 31, 2000 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.9%                                                       Amount ($)       Value ($)
-------------------------------------------------------------------------------------------------------------------------------

ALABAMA--3.6%

Courtland Industrial Development Board, SWDR

   (Champion International Corp. Project) 6.50%, 9/1/2025                                     2,500,000       2,463,150

Jefferson County, Sewer Revenue, Capital Improvement

   5.75%, 2/1/2038 (Insured; FGIC)                                                            7,500,000       7,357,575

ALASKA--6.8%

Alaska Housing Finance Corp., General Mortgage Revenue

   6.05%, 6/1/2039 (Insured; MBIA)                                                            7,000,000       7,041,370

Valdez, Marine Terminal Revenue:

   (British Petroleum Pipeline Inc. Project) 5.50%, 10/1/2028                                 5,000,000       4,613,350

   (Mobil Alaska Pipeline) 5.75%, 11/1/2028                                                   7,500,000       7,171,800

ARIZONA--.9%

Tucson Airport Authority, Special Facility Revenue
   (Lockheed Aeromod Center Inc.) 8.70%, 9/1/2019                                             2,500,000       2,586,300

CALIFORNIA--5.7%

Abag Financial Authority For Nonprofit Corporations:

  Insured Revenue, COP

      (Odd Fellows Home of California) 6%, 8/15/2024                                          5,000,000       5,047,750

   MFHR

      (Civic Center Drive Apartments) 5.875%, 9/1/2032
      (Insured FSA)                                                                           4,000,000       3,906,840

California Statewide Communties Development Authority, COP:

   (Catholic Healthcare West) 6.50%, 7/1/2020                                                 5,000,000       4,993,750

   (The Internext Group) 5.375%, 4/1/2030                                                     2,000,000       1,609,360

COLORADO--3.4%

City and County of Denver, Airport Revenue:

   8.25%, 11/15/2012 (Prerefunded 11/15/2000)                                                   560,000  (a)    584,595

   8.25%, 11/15/2012                                                                          5,940,000       6,161,800

   (Special Facilities-United Airlines Inc. Project)
      6.875%, 10/1/2032                                                                       2,480,000       2,488,630

DISTRICT OF COLUMBIA--.7%

District of Columbia, Revenue
  (Catholic University America Project)

   5.625%, 10/1/2029 (Insured; AMBAC)                                                         2,080,000       2,010,362

FLORIDA--7.3%

Highlands County Health Facilities Authority, HR

   (Adventist Health System) 5.25%, 11/15/2028                                                2,600,000       1,977,196

Orange County Health Facilities Authority, Revenue:

  (Health Facility-Mental Health Services)

      9.25%, 7/1/2020 (Prerefunded 7/1/2000)                                                  4,590,000  (a)  4,735,365

   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         1,500,000       1,447,050


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Palm Beach County, Solid Waste IDR:

  (Okeelanta Power Limited Partnership Project)

      6.85%, 2/15/2021                                                                        6,950,000  (b)           3,770,375

   (Osceola Power Limited Partnership Project)

      6.95%, 1/1/2022                                                                         2,700,000  (b)           1,437,750

Pinellas County Housing Finance Authority, SFMR
   (Multi-County Program) 6.70%, 2/1/2028                                                     3,990,000                4,151,076

South Lake County Hospital District, Revenue

   (South Lake Hospital Inc.) 5.80%, 10/1/2034                                                3,000,000                2,714,370

GEORGIA--2.5%

Private Colleges and Universities Facilities Authority, Revenue,

  (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     6,110,000  (a)           6,895,624

ILLINOIS--8.2%

Chicago 6.125%, 1/1/2028 (Insured; FGIC)             4,000,000  4,086,000

Chicago-O'Hare International Airport, Special Facility Revenue:

  (American Airlines Inc. Project):

      7.875%, 11/1/2025                                                                       2,000,000                2,053,280

      8.20%, 12/1/2024                                                                        1,000,000                1,094,880

   (United Airlines Inc. Project) 8.50%, 5/1/2018                                             2,000,000                2,043,060

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facilities
    Acquisition Program):

         8.75%, 3/1/2010                                                                        115,000                  117,142

         8.50%, 9/1/2010 (Prerefunded 9/1/2000)                                               3,290,000  (a)           3,408,341

         8.50%, 9/1/2010                                                                      1,710,000                1,753,383

         5.50%, 7/1/2012                                                                      1,405,000                1,244,479

Illinois Health Facilities Authority, Revenue

   (OSF Healthcare System) 6.25%, 11/15/2029                                                  7,000,000                6,775,090

KENTUCKY--1.3%

Perry County, SWDR (TJ International Project) 7%, 6/1/2024  3,500,000  3,580,18

MARYLAND--2.6%

Maryland Health and Higher Educational
  Facilities Authority, Revenue

   (The John Hopkins University Issue) 6%, 7/1/2039                                           7,000,000                7,110,880

MASSACHUSETTS--2.1%

Massachusetts Industrial Finance Agency, Revenue

   (Water Treatment-American Hingham) 6.95%, 12/1/2035                                        5,640,000                5,829,109

MICHIGAN--5.8%

Hancock Hospital Finance Authority, Mortgage Revenue

   (Portgage Health) 5.45%, 8/1/2047 (Insured; MBIA)                                          2,200,000                2,008,512

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  7,670,000  (a)           8,955,799

Michigan Strategic Fund, SWDR (Genesee Power Station Project)

   7.50%, 1/1/2021                                                                            5,000,000                5,150,100

MISSISSIPPI--1.6%

Mississippi Business Finance Corp., PCR

   (System Energy Resource Inc. Project) 5.875%, 4/1/2022                                     5,000,000                4,450,050

MISSOURI--.7%

Missouri Housing Development Commission, Mortgage Revenue

   (Single Family- Homeownersip Loan) 6.30%, 9/1/2025                                         2,000,000                2,033,940

MONTANA--.9%

Montana Health Facility Authority, Health Care Revenue

   (Sidney Health Center) 5.75%, 9/1/2019 (Insured; ACA)                                      2,725,000                2,559,729

NEVADA--4.7%

Clark County, IDR:

   (Nevada Power Co. Project) 5.90%, 10/1/2030                                                4,000,000                3,507,200

   (Southwest Gas Corp.):

      7.50%, 9/1/2032                                                                         3,000,000                3,127,170

      6.50%, 12/1/2033                                                                        2,300,000                2,217,752

      6.10%, 12/1/2038 (Insured; AMBAC)                                                       4,000,000                4,007,880

NEW HAMPSHIRE--2.8%

New Hampshire Industrial Development Authority, PCR

   (Public Service Co. Project) 7.65%, 5/1/2021                                               7,500,000                7,698,000

NEW YORK--3.3%

New York City 8.25%, 11/15/2010 (Prerefunded 11/15/2001)                                      3,000,000  (a)           3,213,570

New York City Municipal Water Finance Authority, Water and Sewer System Revenue

   5.75%, 6/15/2031 (Insured; FGIC)                                                           6,000,000                5,947,800

NORTH CAROLINA--.9%

North Carolina Housing Finance Agency ( Home Ownership)

   6.25%, 1/1/2029                                                                            2,500,000  (c)           2,532,975

NORTH DAKOTA--.2%

North Dakota Housing Finance Agency, SFMR 8.30%, 1/1/2012  407,400  415,976

OHIO--2.4%

Cuyahoga County, Hospital Improvement Revenue

   (The Metrohealth System Project) 6.125%, 2/15/2024                                         5,000,000                4,730,350

Ohio Housing Finance Agency,Residential Mortgage Revenue

   5.75%, 9/1/2030                                                                            1,950,000                1,873,677


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OKLAHOMA--.9%

Oklahoma Development Finance Authority, Revenue

   (Saint John Health System) 6%, 2/15/2029                                                   2,500,000                2,534,175

PENNSYLVANIA--1.2%

Pennsylvania Economic Development Financing Authority, RRR

   (Northampton Generating Project) 6.60%, 1/1/2019                                           3,500,000                3,422,335

SOUTH CAROLINA--3.0%

Medical University, Hospital Facilities Revenue

   6%, 7/1/2019                                                                               5,000,000                4,820,000

Piedmont Municipal Power Agency, Electric Revenue:

   6.55%, 1/1/2016                                                                              880,000                  873,066

   5.25%, 1/1/2021                                                                            3,000,000                2,472,150

TEXAS--6.4%

Alliance Airport Authority Inc., Special Facilities Revenue

(American Airlines Inc. Project) 7.50%, 12/1/2029    2,375,000  2,426,751

Dallas-Fort Worth International Airport Facility
  Improvement Corp., Revenue

   (American Airlines, Inc.) 6.375%, 5/1/2035                                                 2,500,000  (c)           2,406,850

Gregg County Health Facilities Development Corp., HR

   (Good Shepherd Medical Center Project)
      6.375%, 10/1/2025                                                                       2,500,000                2,532,250

Port of Corpus Christi Authority, Nueces County, General Revenue

   (Union Pacific) 5.65%, 12/1/2022                                                           4,000,000                3,490,400

Texas, Veterans Housing Assistance Program
   6.10%, 6/1/2031                                                                            7,000,000                6,827,800

UTAH--2.2%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           3,550,000                3,451,949

   Zero Coupon, 8/15/2024                                                                     1,080,000                  177,001

Utah Housing Finance Agency, Single Family Mortgage

   6%, 1/1/2031                                                                               2,500,000                2,487,900

VERMONT--1.1%

Vermont Housing Finance Agency, Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            3,000,000                3,065,910

WASHINGTON--2.6%

Public Utility District No. 1 of Pend Orielle County,
  Electric Revenue

   6.375%, 1/1/2015                                                                           2,000,000                2,066,340

Washington Higher Education Facilities Authority, Revenue

   (Whitman College Project) 5.875%, 10/1/2029                                                5,000,000                4,944,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA--4.4%

Braxton County, SWDR (Weyerhaeuser Co. Project):

   6.50%, 4/1/2025                                                                            5,000,000                5,002,800

   5.80%, 6/1/2027                                                                            7,450,000                7,038,685

WISCONSIN--2.8%

Wiconsin Health and Educational Facilities Authority, Revenue

   (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                                4,750,000                3,823,703

Wisconsin Housing and Economic Development Authority,
   Home Ownership Revenue

   5.75%, 9/1/2028                                                                            4,000,000                3,796,400

WYOMING--1.1%

Sweetwater County, SWDR (FMC Corp. Project) 7%, 6/1/2024  3,000,000  3,023,130

U.S. RELATED--3.8%

Puerto Rico Highway and Transportation Authority,
  Transportation Revenue:

      6.26%, 7/1/2038 (Insured; MBIA)                                                         4,000,000  (d,e)         3,036,240

      6.26%, 7/1/2038                                                                         5,000,000  (e)           3,795,300

Puerto Rico Infrastructure Financing Authority,
   Special Tax Revenue, Residual Certficates

   6.285%, 7/1/2015                                                                           4,000,000  (d,e)         3,673,680

TOTAL LONG-TERM INVESTMENTS (cost $276,411,291)                                                                      269,881,312
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.4%
--------------------------------------------------------------------------------

ALABAMA--.6%

Stevenson Industrial Development Board, EIR, VRDN

   (The Mead Corp.) 4.10% (LOC; Bank Austria AG)                                              1,700,000  (f)           1,700,000

IOWA--.4%

Iowa Finance Authority, SWDR, VRDN

   (Cedar River Paper Co. Project) 4.15%
      (LOC; Union Bank of Switzerland)                                                        1,100,000  (f)           1,100,000

TEXAS--.4%

Gulf Coast Waste Disposal Authority, SWDR, VRDN

   (Amoco Oil Co. Project) 4.05%                                                              1,000,000  (f)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $3,800,000)                                                                                                   3,800,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $280,211,291)                                                             99.3%              273,681,312

CASH AND RECEIVABLES (NET)                                                                          .7%                2,011,459

NET ASSETS                                                                                       100.0%              275,692,771


Summary of Abbreviations

ACA            American Capital Access                                 LOC          Letter of Credit

AMBAC          American Municipal Bond Assurance                       MBIA         Municipal Bond Investors Assurance

                  Corporation                                                           Insurance Corporation

COP            Certificate of Participation                            MFHR         Multi-Family Housing Revenue

EIR            Environment Improvement Revenue                         PCR          Pollution Control Revenue

FGIC           Financial Guaranty Insurance Company                    RRR          Resources Recovery Revenue

FSA            Financial Security Assurance                            SFMR         Single Family Mortgage Revenue

HR             Hospital Revenue                                        SWDR         Solid Waste Disposal Revenue

IDR            Industrial Development Revenue                          VRDN         Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or          Standard & Poor's                         Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                               AAA                                            28.0

AA                               Aa                                AA                                             14.7

A                                A                                 A                                              18.4

BBB                              Baa                               BBB                                            27.8

F1                               MIG1/P1                           SP1/A1                                          1.4

Not Rated(g)                     Not Rated(g)                      Not Rated(g)                                    9.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENT IN DEFAULT.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2000,
THESE SECURITIES AMOUNTED TO $6,709,920 OR 2.4% OF NET ASSETS.

(E)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(F)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(G)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES March 31, 2000 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           280,211,291   273,681,312

Cash                                                                     18,820

Interest receivable                                                   5,439,263

Receivable for investment securities sold                             1,868,787

Prepaid expenses                                                         13,386

                                                                    281,021,568
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           177,258

Payable for investment securities purchased                           4,989,186

Dividends payable                                                        20,917

Commissions payable                                                       7,394

Accrued expenses and other liabilities                                  134,042

                                                                      5,328,797
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      275,692,771
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series A and B, par value $.001 per share

  (4,000 shares issued and outstanding at $25,000 per share

   liquidation preference)--Note 1                                  100,000,000

Common Stock, par value, $.001 per share (20,382,927 shares issued

   and outstanding)                                                     20,383

Paid-in capital                                                    188,610,337

Accumulated undistributed investment income--net                       203,585

Accumulated net realized gain (loss) on investments                 (6,611,555)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                           (6,529,979)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                       175,692,771
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     275,692,771
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Capital Stock authorized)     20,382,927

NET ASSET VALUE, per common stock, offering and
   redemption price per share ($)                                          8.62

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2000 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,874,122

EXPENSES:

Management fee--Note 3(a)                                              955,165

Commission fees--Note 1                                                133,460

Professional fees                                                       53,178

Shareholder servicing costs--Note 3(b)                                  30,872

Shareholders' reports                                                   29,235

Directors' fees and expenses--Note 3(c)                                 22,080

Custodian fees--Note 3(b)                                               11,854

Registration fees                                                        1,208

Miscellaneous                                                           10,010

TOTAL EXPENSES                                                       1,247,062

INVESTMENT INCOME--NET                                               7,627,060
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (888,180)

Net unrealized appreciation (depreciation) on investments           (5,015,195)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (5,903,375)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,723,685

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           March 31, 2000          Year Ended

                                              (Unaudited)  September 30, 1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,627,060           10,991,791

Net realized gain (loss) on investments          (888,180)            (540,505)

Net unrealized appreciation (depreciation)
   on investments                              (5,015,195)         (14,626,753)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,723,685           (4,175,467)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net

Common Stock                                   (5,381,093)         (11,084,592)

Preferred Stock                                (1,884,211)            (102,466)

TOTAL DIVIDENDS                                (7,265,304)         (11,187,058)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Proceeds from issuance of Preferred Stock              --          100,000,000

Dividends reinvested--Note 1(c)                        --              372,814

Offering costs charged to paid-in capital resulting

   from the issuance of Preferred Stock           (80,503)          (1,200,000)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                (80,503)          99,172,814

TOTAL INCREASE (DECREASE) IN NET ASSETS        (5,622,122)          83,810,289
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           281,314,893          197,504,604

END OF PERIOD                                 275,692,771          281,314,893

Accumulated undistributed
   (distributions in excess of)
   investment income--net                         203,585             (158,171)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS ( COMMON SHARES):

INCREASE IN COMMON SHARES OUTSTANDING AS A
   RESULT OF DIVIDENDS REINVESTED                     --                38,754

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                          Six Months Ended
                                            March 31, 2000                     Year Ended September 30,
                                                                     -----------------------------------------
                                                (Unaudited)     1999       1998          1997      1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               8.90       9.71       9.55          9.60      9.74       9.41

Investment Operations:

Investment income--net                                .37        .53        .55           .61       .64        .65

Net realized and unrealized

   gain (loss) on investments                        (.30)      (.73)       .21          (.02)     (.16)       .35

Total from Investment
   Operations                                         .07       (.20)       .76           .59       .48       1.00

Distributions:

Dividends from investment
   income--net, common stock                         (.26)      (.54)      (.60)         (.64)     (.62)      (.67)

Dividends from investment
   income--net, preferred stock                      (.09)      (.01)        --            --        --         --

Total Distributions                                  (.35)      (.55)      (.60)         (.64)     (.62)      (.67)

Capital Stock transaction--net

   effect of Preferred Stock
   offering                                           .00(a)    (.06)        --            --        --         --

Net asset value, end of period                       8.62       8.90       9.71          9.55      9.60       9.74

Market value, end of period                          7 3/8      7 5/8      9 11/16      10 3/8     9 9/16     9 3/8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (b)                                  .46(c)  (16.35)      (.69)        15.90      8.83      13.48


                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                          Six Months Ended
                                            March 31, 2000                     Year Ended September 30,
                                                                     -----------------------------------------
                                                (Unaudited)        1999     1998       1997       1996      1995
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets applicable to
   Common Stock                                        .91(c,d)   .84(d)     .82        .82        .83        .85

Ratio of net investment
   income to average
   net assets applicable to
   Common stock                                       5.57(c,d)  5.63(d)    5.75       6.36       6.61       6.86

Portfolio Turnover Rate                              13.44(e)   35.55       8.84      10.67       8.56      36.09

Net Assets, net of
   Preferred Stock,
   end of period ($ x 1,000)                       175,693    181,315    197,505    193,578    193,165    195,517

Preferred Stock outstanding,

   end of period ($ x 1,000)                       100,000    100,000        --          --         --         --

Asset coverage of
   Preferred Stock,
   end of period (%)                                   276        281        --          --         --         --

(A) AMOUNT REPRESENTS LESS THAN .01%.
(B) CALCULATED BASED ON MARKET VALUE.

(C) ANNUALIZED.

(D) DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On September 15, 1999, the fund issued 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Bankers Trust Company, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Martin D. Fife and Whitney I. Gerard to represent holders of APS on the fund's Board of Directors.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued daily by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c)  Dividends  to  shareholders  of  Common  Stock  (" Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital
gain    are    declared    and    paid    at    least

annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be
affected    by    this    form    of    reinvestment.

On March 30, 2000, the Board of Directors declared a cash dividend to Common Shareholders of $.044 per share from investment income-net, payable on April 28, 2000 to Common Shareholders of record as of the close of business on April 13, 2000.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days. Prior to February 29, 2000, dividends were reset every 28 days. The most recent auction dates were March 28, 2000 for Series A and March 30, 2000 for Series B. The dividend rate for Series A was 3.80%, payable on April 5,
2000   and   for   Series   B   was   3.87%  , payable   on   April   7,  2000.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The  fund  has  an  unused  capital  loss  carryover of approximately $5,000,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. The amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting
principles.   If   not   applied,   the   carryover  expires  in  fiscal  2004.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 2000.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $32,148 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2000, the fund was charged $11,854 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2000, amounted to $42,151,559 and $35,894,630, respectively.

At  March  31,  2000, accumulated net unrealized depreciation on investments was
$6,529,979,   consisting   of   $5,911,979  gross  unrealized  appreciation  and
$12,441,958 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

NOTES

OFFICERS AND DIRECTORS

Dreyfus Municipal Income, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife*

Whitney I Gerard*

Robert R. Glauber

Arthur A. Hartman

George L. Perry

Paul Wolfowitz

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Joseph P. Darcy

Secretary

      Michael A. Rosenberg

Assistant Secretary

      Robert R. Mullery

Assistant Secretary

      Steven F. Newman

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS

    Joseph P. Darcy

    A. Paul Disdier

    Douglas J. Gaylor

    Joseph A. Irace

    Colleen A. Meehan

PORTFOLIO MANAGERS (CONTINUED)

    Richard J. Moynihan

    W. Michael Petty

    Jill C. Shaffro

    Scott Sprauer

    Samuel J. Weinstock

    Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit

and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

The Bank of New York (Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: LEO

INITIAL SEC EFFECTIVE DATE

9/23/87

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--NATIONAL MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        and Registrar

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2000 Dreyfus Service Corporation                                   424SA003